College and University
                                                         Facility Loan Trust One

--------------------------------------------------------------------------------

                                                            Financial Statements
                                                               November 30, 2002

Deloitte & Touche LLP
200 Berkeley St.
Boston, MA

Tel: 617-437-2086
Fax: 517-436-4086
www.us.deloitte.com

                                                     [LOGO OF DELOITTE & TOUCHE]

INDEPENDENT AUDITORS' REPORT

To State Street Bank & Trust Company, Owner Trustee of College and University Facility Loan Trust One:

We have audited the accompanying statement of assets and liabilities of College and University Facility Loan Trust One (the Trust), including the schedule of investments, as of November 30, 2002, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Trust as of November 30, 2001 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report, dated January 4, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Trust is accounting for its investments under the amortized cost method of accounting, adjusted by an allowance for loan loss. In our opinion, accounting principles generally accepted in the United States of America require that the investments be accounted for under the fair value method of accounting. Accounting for the investments under the fair value method of accounting, based on management's estimate of fair value as described in Note 8, would result in an increase of approximately $19,495,000 in the recorded value of the investments and an increase in unrealized appreciation of investments of approximately $19,495,000 as of November 30, 2002.

In our opinion, except for the effect on the 2002 financial statements of accounting for investments under the amortized cost method of accounting as discussed in the preceding paragraph, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of November 30, 2002, and the results of its operations, it cash flows, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
January 10, 2003

--------
Deloitte
Touche
Tohmatsu
--------

                                                          College and University
                                                         Facility Loan Trust One

                                             Statement of Assets and Liabilities

--------------------------------------------------------------------------------

November 30,                                                                   2002
====================================================================================
Assets:

Investments, at amortized cost, net of allowance for loan losses
  of $960,000 (Notes 1, 2, 6, 7 and 8, and Schedule of Investments)    $ 50,423,925
Cash                                                                        363,469
Interest receivable                                                         724,247
Deferred bond issuance costs (Note 2)                                       416,391
------------------------------------------------------------------------------------

   Total assets                                                          51,928,032
------------------------------------------------------------------------------------

Liabilities:

Bonds payable (Notes 3 and 8)                                            37,577,000
Interest payable (Note 3)                                                 1,982,187
Due to Servicer (Note 4)                                                    660,181
Accrued expenses and other liabilities                                      354,196
Distributions payable to Class B certificateholders (Note 5)                475,616
------------------------------------------------------------------------------------

   Total liabilities                                                     41,049,180
------------------------------------------------------------------------------------

Net Assets:

Class B certificates, par value $1 - authorized, issued
  and outstanding - 1,001,643 certificates (Note 5)                       1,001,643
Distributions in excess of tax earnings (Notes 2 and 5)                    (960,000)
Additional paid-in capital (Note 2)                                      10,837,209
------------------------------------------------------------------------------------

   Total net assets                                                    $ 10,878,852
====================================================================================
   Net asset value per Class B certificate
     (based on 1,001,643 certificates outstanding)                     $      10.86
====================================================================================

      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                                         Statement of Operations

--------------------------------------------------------------------------------

Year ended November 30,                                                     2002
================================================================================

Investment income:
   Interest income (Note 2)                                           $5,339,864
--------------------------------------------------------------------------------

Expenses:
   Interest expense (Notes 2 and 3)                                    4,156,458
   Servicer fees (Note 4)                                                 36,203
   Trustee fees (Note 4)                                                  39,508
   Other trust and bond administration expenses                          324,698
--------------------------------------------------------------------------------

     Total expenses                                                    4,556,867
--------------------------------------------------------------------------------

     Net investment income                                               782,997
--------------------------------------------------------------------------------

Net increase in net assets resulting from operations                  $  782,997
================================================================================

      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                                         Statement of Cash Flows

--------------------------------------------------------------------------------

Year ended November 30,                                                    2002
================================================================================

Cash flows from operating activities:
   Interest received                                                $ 2,646,618
   Interest paid                                                     (4,344,735)
   Operating expenses paid                                             (225,176)
--------------------------------------------------------------------------------

     Net cash used in operating activities                           (1,923,293)
--------------------------------------------------------------------------------

Cash flows from investing activities:
   Net decrease in funds held under investment agreements               843,613
   Principal payments on Loans                                        7,236,487
--------------------------------------------------------------------------------

     Net cash provided by investing activities                        8,080,100
--------------------------------------------------------------------------------

Cash flows from financing activities:
   Principal repayments on Bonds                                     (5,196,407)
   Distributions to Class B certificateholders                       (1,307,112)
   Advanced funds from Servicer                                         660,181
--------------------------------------------------------------------------------

     Net cash used in financing activities                           (5,843,338)
--------------------------------------------------------------------------------

Net increase in cash                                                    313,469

Cash, beginning of year                                                  50,000
--------------------------------------------------------------------------------

Cash, end of year                                                   $   363,469
================================================================================

Reconciliation of net increase in net assets resulting from
  operations to net cash used for operating activities:
   Net increase in net assets resulting from operations             $   782,997
   Decrease in interest receivable                                       52,969
   Increase in accrued expenses and other liabilities                   175,233
   Decrease in Bond interest payable                                   (265,016)
   Amortization of deferred Bond issuance costs                          76,739
   Amortization of purchase discount on Loans                        (2,746,215)
--------------------------------------------------------------------------------

       Net cash used in operating activities                        $(1,923,293)
================================================================================

      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                              Statement of Changes in Net Assets
                                                                     (Note 2(f))

--------------------------------------------------------------------------------

Years ended November 30,                                           2002             2001
=========================================================================================
From operations:
   Net investment income                                   $    782,997     $    965,105
   Provision for loan losses                                         --          165,000
-----------------------------------------------------------------------------------------

     Net increase in net assets applicable to Class B
       certificateholders resulting from operations             782,997        1,130,105

Capital certificate transactions:
   Distributions to Class B certificateholders (Note 5)      (1,036,959)      (1,376,751)
-----------------------------------------------------------------------------------------

Net decrease in net assets                                     (253,962)        (246,646)

Net assets:
   Beginning of year                                         11,132,814       11,379,460
-----------------------------------------------------------------------------------------

   End of year                                             $ 10,878,852     $ 11,132,814
=========================================================================================

      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                                            Financial Highlights
                                                                 (Notes 1 and 5)

--------------------------------------------------------------------------------

Years ended November 30,                            2002              2001              2000              1999              1998
====================================================================================================================================
Net asset value, beginning of year          $      11.11      $      11.36      $      11.17      $      10.15      $       9.54
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                .78               .96              1.09              1.21              1.15

Provision for loan losses                             --               .16                --                --              (.20)

Dividends to Class A Preferred
  certificateholders:
   From net investment income                         --                --               .04              (.05)             (.04)
   As tax return of capital                           --                --              (.06)             (.14)             (.30)
Distributions to Class B
certificateholders                                 (1.03)            (1.37)             (.88)               --                --
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                $      10.86      $      11.11      $      11.36      $      11.17      $      10.15
====================================================================================================================================

Total investment return (a)                          N/A               N/A               N/A               N/A               N/A

Net assets applicable to Class A
  Preferred certificates,
  end of year                               $         --      $         --      $         --      $    327,709      $  1,726,662

Net assets applicable to Class B
  certificates, end of year                 $ 10,878,852      $ 11,132,814      $ 11,379,460      $ 11,188,285      $ 10,166,524
====================================================================================================================================

Ratios and Supplemental Data:

   Ratio of operating expenses to average
     net assets applicable to
     Class B certificates                          41.40%(b)         45.48%(b)         50.42%(b)         59.53%(b)         71.95%(b)

   Ratio of net investment income
     to average net assets applicable
     to Class B certificates                        7.11%             8.57%             9.71%            11.41%            11.69%

   Number of Class B certificates
     outstanding, end of year                  1,001,643         1,001,643         1,001,643         1,001,643         1,001,643

(a)   The Trust's investments are recorded at amortized cost as discussed in
      Note 2. Accordingly, the financial statements do not reflect the market value of such investments. For this reason, management believes that no meaningful information can be provided regarding "Total Investment Return" and has not included information under that heading. In addition, as the Trust's investments are not traded, management believes that no meaningful information can be provided regarding portfolio turnover.

(b) Excluding interest expense, the ratio of operating expenses to average net assets applicable to Class B certificates was 3.64%, 3.63%, 3.44%, 3.60% and 2.73% in 2002, 2001, 2000, 1999 and 1998, respectively.

      The accompanying notes are an integral part of these financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

1. Organization         College and University Facility Loan Trust One (the
   and Business         Trust) was formed on September 17, 1987 as a business
                        trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by State Street
                        Bank and Trust Company, formerly the Bank of Boston (the
                        Owner Trustee) not in its individual capacity but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

                        The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on September 29, 1987 (the Closing Date) and issued Bonds in five tranches in the aggregate principal amount of $126,995,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of college and university facility loans (the Loans) to various postsecondary educational institutions and funds held under the indenture (the Indenture) and the investment agreements. The Loans were originated by or previously assigned to the United States Department of Education
                        (ED) under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.16% and a weighted average remaining term to maturity of approximately 19.4 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

1. Organization         All payments on the Loans and earnings under the
   and Business         investment agreements and any required transfers from
   (Continued)          the Expense, Reserve and Liquidity Funds are deposited
                        to the credit of the Revenue Fund held by the Bond
                        Trustee, as defined within, and in accordance with the Indenture. On each bond payment date, amounts on deposit in the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense
                        Fund Requirement, to fund the Reserve Fund to the Maximum Reserve Requirement and to fund the Liquidity
                        Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date are paid to the Class B certificateholders, as discussed in
                        Note 5.

                        On the Closing Date, certificates were issued by the Trust to ED as partial payments for the Loans. In December 1989, ED sold, through a private placement, all of its ownership interest in the Trust.

2. Summary of           (a)   College and University Facility Loans
   Significant
   Accounting           The Loans were purchased and recorded at a discount
   Policies             below par. Pursuant to a "no-action letter" that the
                        Trust received from the Securities and Exchange
                        Commission, the Loans, included in investments in the accompanying statement of assets and liabilities, are being accounted for under the amortized cost method of accounting. Under this method, the difference between the cost of each Loan to the Trust and the scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust's income by applying the Loan's effective interest rate to the amortized cost of that Loan. When a Loan prepays, the remaining discount is recognized as interest income.
                        The remaining balance of the purchase discount on the Loans as of November 30, 2002 was approximately
                        $21,704,000. As a result of prepayments of Loans in the year ended November 30, 2002, additional interest income of approximately $62,000 was recognized.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

2. Summary of           (a)   College and University Facility Loans (Continued)
   Significant
   Accounting           The Trust's policy is to discontinue the accrual of
   Policies             interest on Loans for which payment of principal or
   (Continued)          interest is 180 days or more past due or for other such
                        Loans if management believes the collection of interest and principal is doubtful. When a Loan is placed on nonaccrual status, all previously accrued but uncollected interest is reversed against the current period's interest income. Subsequently, interest income is generally recognized when received. Payments are generally applied to interest first, with the balance, if any, applied to principal. At November 30, 2002, one
                        Loan has been placed on nonaccrual status, as discussed in Note 6.

                        Accounting principles generally accepted in the United States of America (GAAP), requires that the Loans be accounted for under the fair value method of accounting. However, the amortized cost method of accounting best serves the informational needs of the users of the Trust's financial statements.

                        (b)   Other Investments

                        Other investments, which are included in investments in the accompanying statement of assets and liabilities, consist of two unsecured investment agreements issued by the Federal National Mortgage Association bearing fixed rates of interest of 5% and 8%. These investments are carried at amortized cost. These investment agreements terminate on the earlier of December 1, 2014 or the date on which the Bonds are paid-in-full.

                        GAAP requires that the investments be accounted for under the fair value method of accounting. However, the amortized cost method of accounting best serves the informational needs of the users of the Trust's financial statements.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

2. Summary of           (c)   Federal Income Taxes
   Significant
   Accounting           It is the Trust's policy to comply with the requirements
   Policies             applicable to a regulated investment company under
   (Continued)          Subchapter M of the Internal Revenue Code of 1986, as
                        amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no federal or state income tax provision is required.

                        For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

                        (d)   Deferred Bond Issuance Costs

                        Deferred Bond issuance costs are being amortized using the effective interest-rate method, assuming that all mandatory semiannual payments will be made on the term bonds as discussed in Note 3.

                        (e) Accounting for Impairment of a Loan and Allowance for Loan Losses

                        The allowance for loan losses is based on the Trust's evaluation of the level of the allowance required to reflect the risks in the loan portfolio, based on circumstances and conditions known or anticipated at each reporting date.

                        The methodology for assessing the appropriateness of the allowance consists of a review of the following three key elements:

                              (1) a valuation allowance for loans identified as impaired,
                              (2) a formula-based general allowance for the various loan portfolio classifications, and
                              (3)   an unallocated allowance.

                        A loan is impaired when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the loan agreement. Loans identified as impaired are further evaluated to determine the estimated extent of impairment.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

2. Summary of           (e)   Accounting for Impairment of a Loan and Allowance
   Significant                for Loan Losses (Continued)
   Accounting
   Policies             The formula-based general allowance is derived primarily
   (Continued)          from a risk-rating model that grades loans based on
                        general characteristics of credit quality and relative risk. As credit quality for individual loans deteriorates, the risk rating and the allowance allocation percentage increases. The sum of these allocations comprise the Trust's formula-based general allowance.

                        In addition to the valuation and formula-based general allowance, there is an unallocated allowance. This element recognizes the estimation risks associated with the valuation and formula-based models. It is further adjusted for qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions.

                        There are inherent uncertainties with respect to the final outcome of loans and as such, actual losses may differ from the amounts reflected in the financial statements.

                        (f)   Presentation of Capital Distributions

                        Capital distributions are accounted for in accordance with the American Institute of Certified Public Accountants Statement of Position (SOP) 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." SOP 93-2 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax-basis.

                        In accordance with SOP 93-2, the Trust reclassifies certain amounts from distributions in excess of tax earnings to paid in capital. The total reclassification was $253,962 as of November 30, 2002. This reclassification has no impact on the net investment income or net assets of the Trust.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

2. Summary of           (f)   Presentation of Capital Distributions (Continued)
   Significant
   Accounting           The reclassifications are a result of permanent
   Policies             differences between GAAP and tax accounting for such
   (Continued)          items as net operating losses and the accretion of
                        purchase discount on the Loans. Additionally, the amount deducted for the allowance for loan losses is not currently deductible for tax purposes and creates a temporary deficit reflected as distributions in excess of tax earnings in the accompanying statement of assets and liabilities.

                        On December 1, 2001 and June 1, 2002 distributions of $0.74 and $0.56 per certificate were declared and paid to certificateholders of record on November 20, 2001 and May 20, 2002, respectively.

                        The tax character of distributions paid during the year ended November 30, 2002 were as follows:

                        Distributions paid from:

                        Ordinary income                               $   22,745
                        Long-term capital gain                                --
                        Return of capital                              1,284,367
                        --------------------------------------------------------

                        Total distributions                           $1,307,112
                        ========================================================

                        As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                        Undistributed ordinary loss                   $(960,000)
                        Undistributed long-term gain                         --
                        Unrealized appreciation                              --
                        --------------------------------------------------------

                                                                      $(960,000)
                        ========================================================

                        The undistributed ordinary loss consists of allowance for loan losses of $960,000 which will reverse in future years causing a reduction in taxable ordinary income.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

2. Summary of           (g)   Use of Estimates
   Significant
   Accounting           The preparation of financial statements in conformity
   Policies             with GAAP requires management to make estimates and
   (Continued)          assumptions that affect the reported amounts of assets
                        and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        The allowance for loan losses is a critical accounting policy that requires estimates and assumptions to be made in the preparation of the Trust's financial statements. The allowance for loan losses is based on Trust's evaluation of the level of the allowance required in relation to the estimated loss exposure in the loan portfolio. The allowance for loan losses is a significant estimate and is therefore regularly evaluated for adequacy by taking into consideration factors such as prior loan loss experience, the character and size of the loan portfolio, business and economic conditions and the Trust's estimation of future losses. The use of different estimates or assumptions could produce different provisions for loan losses. See
                        Note 2(e) for a detailed description of the Trust's estimation process and methodology related to the allowance for loan losses.

3. Bonds The Bonds outstanding at November 30, 2002 consist of the following:

                                                                       Principal
                                  Interest             Stated           Amount
                        Type        Rate              Maturity          (000s)
                        ========================================================

                        Term       10.55%          December 1, 2014    $  37,577

                        The Bonds are being redeemed, in part, on a pro rata basis by application of mandatory semiannual payments. The redemption price is equal to 100% of the principal amount to be redeemed plus interest accrued to the redemption date. Interest on the Bonds is payable semiannually.

                        On December 1, 2002, the Trust made the mandatory redemption of $2,590,364 on the Bonds.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

3. Bonds                The aggregate scheduled maturities of the Bonds,
   (Continued)          including the scheduled mandatory redemptions at
                        November 30, 2002, are as follows:


                                                                         Amount
                        Fiscal Year                                      (000's)
                        ========================================================

                        2003                                           $   4,447
                        2004                                               4,397
                        2005                                               4,091
                        2006                                               3,457
                        2007                                               3,218
                        Thereafter                                        17,967
                        --------------------------------------------------------

                        Total                                          $  37,577
                        ========================================================

                        The Bonds are not subject to optional redemption by either the Trust or the bondholders.

                        In the event the Trust realizes negative cash flows, various reserve funds have been established and maintained such that, on or before such bond payment date, such funds may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust.

                        As required by the Indenture, the scheduled future cash flows for Loans in Default are excluded from the calculation of the Reserve Fund requirement. The impact of excluding Loans in Default from the calculation increases the Reserve Fund requirement. The cash flows from the December 1, 2002 Bond Payment Date were sufficient to satisfy the maximum reserve fund requirement of $6,668,894.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

4. Administrative       (a)   Servicer
   Agreements
                        As compensation for the services provided under the servicing agreement, GMAC Commercial Mortgage receives a servicing fee. This fee is earned on each date of payment for each Loan and is equal to 0.055 of 1% of the outstanding principal balance of such Loan divided by the number of payments of principal and interest in a calendar year. For the year ended November 30, 2002, this fee totaled $36,203. During the month of November
                        2002, GMAC Commercial Mortgage advanced funds to the Trust to cure a bank overdraft. The overdraft was the result of payments that were subsequently refunded.

                        (b)   Trustees

                        As compensation for services provided, the Owner and Bond Trustees are entitled under the Declaration of Trust and the Indenture to receive the following fees:

                        o The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee, earned fees of $11,950 and $10,755, respectively, for the year ended November 30, 2002. In addition, the Owner Trustee incurred $3,044 of out-of-pocket expenses.

                        o The Bond Trustee is entitled to an annual fee equal to 0.025 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses in an amount not to exceed 4% of the applicable annual fee. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses. For the year ended November 30, 2002, total Bond Trustee fees and out-of-pocket expenses amounted to $13,759.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

5. Certificates         Holders of each of the Class B certificates receive
                        amounts paid to the Owner Trustee pursuant to the Declaration of Trust on a pro rata basis. On December 2, 2002, a distribution of $475,616 was made to the Class B certificateholders. This payment is reflected as a liability in the accompanying statement of assets and liabilities.

                        While the Bonds are outstanding, distributions to the Class B certificateholders are made on the second business day in each June and December (the Distribution
                        Date) and, after the Bonds are paid in full, on the first business day of each month. The certificateholders shall each be entitled to one vote per certificate.

6. Allowance for        An analysis of the allowance for loan losses for the
   Loan Losses          year ended November 30, 2002 is summarized as follows:

                        Balance, beginning of year                      $960,000
                        Provision                                             --
                        Charge-offs                                           --
                        --------------------------------------------------------

                        Balance, end of year                            $960,000
                        ========================================================

                        At November 30, 2002, there was one Loan in Default, with an unpaid principal balance of approximately $2,871,000. The recorded investment in that loan, approximately $567,000 with a related allowance for loan loss of $397,000, is considered to be impaired.

                        The average recorded investment in the impaired loan during the year ended November 30, 2002 was approximately $610,000. For the year ended November 30, 2002, no interest income was recognized on the impaired loan. See Note 2(e) for a discussion of the Trust's impaired loan accounting policy.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

7. Loans Scheduled principal and interest payments on the Loans as of November 30, 2002, excluding payments for Loans in Default, as defined in the Indenture, are as follows:

                                          Principal      Interest
                                          Payments       Payments         Total
                        Fiscal year        (000s)         (000s)         (000s)
                        ========================================================

                        2003              $ 5,999        $ 1,675        $ 7,674
                        2004                5,746          1,470          7,216
                        2005                5,268          1,293          6,561
                        2006                4,391          1,136          5,527
                        2007                4,047          1,001          5,048
                        Thereafter         29,614          4,493         34,107
                        --------------------------------------------------------

                        Total             $55,065        $11,068        $66,133
                        ========================================================

                        Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

7. Loans                The following analysis summarizes the stratification of
   (Continued)          the loan portfolio by type of collateral and institution
                        as of November 30, 2002:

                                                             Amortized
                                                   Number      Cost
                        Type of Collateral        of Loans    (000s)         %
                        ========================================================

                        Loans secured by a
                          first mortgage             70      $18,001       49.7%

                        Loans not secured by
                          a first mortgage           44       18,231       50.3
                        --------------------------------------------------------

                        Total Loans                 114      $36,232      100.0%
                        ========================================================

                                                             Amortized
                                                   Number      Cost
                        Type of Institution       of Loans    (000s)         %
                        ========================================================

                        Private                      71      $17,329       47.8%

                        Public                       43       18,903       52.2
                        --------------------------------------------------------

                        Total Loans                 114      $36,232      100.0%
                        ========================================================

                        The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower's sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower's facilities and, in the case of some Loans to public institutions which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

7. Loans                The collateral for Loans that are secured by a mortgage
   (Continued)          on real estate generally consists of special purpose
                        facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust's ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

8. Fair Value           Statement of Financial Accounting Standards No. 107,
   of Financial         "Disclosures about Fair Value of Financial Instruments,"
   Instruments          allows for the use of a wide range of valuation
                        techniques; therefore, it may be difficult to compare the Trust's fair value information to public market information or to other fair value information.
                        Accordingly, the fair value information presented below does not purport to represent, and should not be construed to represent, the underlying market value of the Trust's net assets or the amounts that would result from the sale or settlement of the related financial instruments. Further, as the assumptions inherent in fair value estimates change, the fair value estimates will change.

                        Current market prices are not available for most of the Trust's financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its financial instruments using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these instruments for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans because the prepayment rate on these Loans is not subject to estimate.

                                                          College and University
                                                         Facility Loan Trust One

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

8. Fair Value           The estimated fair value of each category of the Trust's
   of Financial         financial instruments and the related book value
   Instruments          presented in the accompanying statement of assets and
   (Continued)          liabilities as of November 30, 2002 are as follows:

                                                       Book Value     Fair Value
                                                         (000s)          (000s)
                        ========================================================

                        Loans                           $35,272 *       $52,777

                        Investment Agreements:
                           Revenue Fund                  12,552          13,399
                           Liquidity Fund                 2,600           3,743
                        --------------------------------------------------------

                                                        $50,424         $69,919
                        ========================================================

                        Bonds                           $37,577         $46,088
                        ========================================================

                        *Net of allowance for loan losses of $960,000.

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 2002

                          (Dollar Amounts in Thousands)

                                   (continued)

Outstanding                                                    Stated                      Internal       Amortized
 Principal                                                    Interest      Maturity       Rate of       Cost (Notes
  Balance                  Description                         Rate %         Date       Return % (B)      1 and 2)
-----------   ------------------------------------           ----------    ----------    ------------    ------------
              COLLEGE AND UNIVERSITY LOANS (70.0%)
               ---------- ALABAMA --------
       $128   Birmingham-Southern College                       3.00       10/01/2006        12.48              $106
        308   Birmingham-Southern College                       3.00       10/01/2010        12.47               212
         18   Stillman College                                  3.00       02/01/2007        13.24                14
      1,621   University of Alabama                             3.00       05/01/2021        12.27               840
        223   University of Montevallo                          3.00       05/01/2023        12.30               109
               ---------- ARIZONA --------
         52   Arizona State University                          3.50       10/01/2003        11.72                48
               ---------- ARKANSAS --------
         19   Ouachita Baptist University                       3.375      12/01/2002        11.63                19
               ---------- CALIFORNIA --------
        673   Azusa Pacific University                          3.00       04/01/2017        12.96               371
      1,600   California State University                       3.00       11/01/2012        10.57             1,114
         80   Foothill College                                  3.00       10/01/2006        11.76                65
        265   Monterey Peninsula College                        3.00       10/01/2018        11.95               150
        350   San Diego State University                        3.00       11/01/2021        11.93               179
        730   San Francisco State University                    3.00       11/01/2021        11.93               372
        118   Scripps College                                   3.00       10/01/2005        12.51               100
        846   Stanford University                               3.00       05/01/2024        10.40               459
               ---------- COLORADO --------
        470   Colorado State University                         3.625      04/01/2005        11.98               416
               ---------- FLORIDA --------
         78   Eckerd College                                    3.50       07/01/2003        12.53                71
         24   Eckerd College                                    3.75       03/01/2005        13.04                21
        180   Florida Atlantic University                       3.00       07/01/2006        11.85               146
         35   Florida Institute of Technology                   3.00       02/01/2006        13.17                29
        463   University of Florida                             3.00       01/01/2005        12.51               405
      1,725   University of South Florida                       3.00       07/01/2013        11.97             1,088
               ---------- GEORGIA --------
         55   Emory University                                  3.375      03/01/2003        13.25                52
               ---------- HAWAII --------
        202   Chaminade College of Honolulu                     3.00       10/01/2011        12.47               135
        530   University of Hawaii at Manoa                     3.00       10/01/2006        11.76               432
               ---------- ILLINOIS --------
        520   Concordia College                                 3.00       05/01/2011        12.64               356
         97   Knox College                                      3.00       05/01/2007        12.72                77
        260   McKendree College                                 3.00       04/01/2007        13.07               206


         The accompanying notes are an integral part of this schedule.        22

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 2002

                          (Dollar Amounts in Thousands)

                                   (continued)

Outstanding                                                    Stated                      Internal       Amortized
 Principal                                                    Interest      Maturity       Rate of       Cost (Notes
  Balance                  Description                         Rate %         Date       Return % (B)      1 and 2)
-----------   ------------------------------------           ----------    ----------    ------------    ------------
               ---------- INDIANA --------
       $190   Anderson College                                  3.00       03/01/2010        13.02              $133
        440   Taylor University                                 3.00       10/01/2010        12.45               303
      1,500   University of Notre Dame                          3.00       04/01/2018        12.95               803
               ---------- IOWA --------
        890   Drake University                                  3.00       10/01/2012        12.71               578
        625   Iowa State University of Ames                     3.00       07/01/2007        10.63               503
               ---------- KANSAS --------
        290   Emporia State University                          3.00       04/01/2009        12.33               218
         81   Kansas Newman College                             3.00       04/01/2006        13.10                67
               ---------- LOUISIANA --------
        515   Grambling State University                     3.00-3.75     10/01/2005        11.70               436
        470   Xavier University                                 3.00       10/01/2017        12.54               253
               ---------- MARYLAND --------
      1,127   Western Maryland College                          3.00       11/01/2016        12.44               643
               ---------- MASSACHUSETTS --------
        185   Atlantic Union College                            3.00       05/01/2023        12.68                87
        796   Boston University                                 3.00       12/31/2022        11.87               395
        309   Dean Junior College                               3.00       04/01/2016        12.96               181
        609   Gordon College                                    3.50       04/01/2013        12.84               396
         67   Hampshire College                                 3.00       11/01/2006        12.43                54
        124   Springfield College                               3.00       05/01/2011        12.59                85
        211   Tufts University                                  3.625      10/01/2004        12.47               187
               ---------- MICHIGAN --------
       1090   Albion College                                    3.00       10/01/2015        12.51               631
        375   Alma College                                      3.00       04/01/2010        11.87               273
      2,871   Finlandia University (A)                          3.00       08/01/2014        12.70               567
        651   Michigan State University                         3.00       05/01/2020        10.96               376
               ---------- MINNESOTA --------
      1,160   Augsburg College                                  3.00       04/01/2016        12.95               662
        500   College of St. Thomas                             3.00       04/01/2017        12.95               277
               ---------- MISSISSIPPI --------
        245   Jackson State University                          3.00       01/01/2007        12.50               195
         60   Mississippi Valley State                          3.00       07/01/2008        11.89                45
        112   Tougaloo College                                  3.00       06/01/2021        12.44                55


         The accompanying notes are an integral part of this schedule.        23

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 2002

                          (Dollar Amounts in Thousands)

                                   (continued)

Outstanding                                                    Stated                      Internal       Amortized
 Principal                                                    Interest      Maturity       Rate of       Cost (Notes
  Balance                  Description                         Rate %         Date       Return % (B)      1 and 2)
-----------   ------------------------------------           ----------    ----------    ------------    ------------
               ---------- MISSOURI --------
       $373   Missouri Southern State College                   3.00       12/01/2008        10.56              $290
        195   Missouri Western State College                    3.00       10/01/2008        11.77               148
        550   Southeast Missouri State                          3.50       04/01/2005        12.32               484
        422   University of Missouri at Columbia                3.625      05/01/2004        11.63               392
         12   University of Missouri at Rolla                   3.50       05/01/2003        11.68                11
               ---------- NEBRASKA --------
        109   University of Nebraska                            3.00       07/01/2013        10.59                74
               ---------- NEW HAMPSHIRE --------
        290   Daniel Webster College                            3.00       04/01/2019        12.99               152
        308   New England College                               3.625      10/01/2013        12.37               201
        875   New England College                               3.00       04/01/2019        12.96               456
        543   Rivier College                                    3.625      04/01/2014        12.78               348
               ---------- NEW JERSEY --------
         54   Fairleigh Dickinson University                    3.50       11/01/2003        11.66                50
        100   Fairleigh Dickinson University                    3.00       11/01/2020        12.09                52
        263   Montclair State College                           3.00       07/01/2008        11.32               200
               ---------- NEW YORK --------
        218   Alfred University                                 3.00       11/01/2007        12.41               168
        505   Long Island University                            3.00       06/01/2016        12.34               284
        299   Long Island University                            3.75       10/01/2005        12.42               253
        996   Sarah Lawrence College                            3.00       11/01/2021        12.64               499
               ---------- NORTH CAROLINA --------
        304   Appalachian State University                   3.00-3.625    07/01/2004        11.80               266
         95   High Point College                                3.00       12/01/2007        11.72                70
         97   Montreat-Anderson College                         3.00       12/01/2019        12.19                52
        535   North Carolina State University                   3.00       09/01/2006         8.02               472
      1,200   University of North Carolina                      3.00       01/01/2018        11.49               697
               ---------- OHIO --------
      1,635   Case Western Reserve University                   3.00       04/01/2016        10.54             1,053
        910   Kent State University                             3.00       12/01/2008        10.55               713
        139   Riverside Hospital                                3.00       04/01/2007        13.09               112
        225   University of Steubenville                        3.375      04/01/2012        12.88               150
        280   University of Steubenville                        3.00       04/01/2017        12.96               154


         The accompanying notes are an integral part of this schedule.        24

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 2002

                          (Dollar Amounts in Thousands)

                                   (continued)

Outstanding                                                    Stated                      Internal       Amortized
 Principal                                                    Interest      Maturity       Rate of       Cost (Notes
  Balance                  Description                         Rate %         Date       Return % (B)      1 and 2)
-----------   ------------------------------------           ----------    ----------    ------------    ------------

               ---------- PENNSYLVANIA --------
       $512   Carnegie - Mellon University                      3.00       11/01/2017        10.45              $319
        575   Harcum Junior College                             3.00       11/01/2015        12.44               336
        335   Haverford College                                 3.625      11/01/2013        12.29               217
         80   Susquehanna University                            3.00       11/01/2006        12.44                64
        330   Susquehanna University                            3.625      11/01/2014        12.32               207
        111   Swarthmore College                                3.00       11/01/2013        12.30                70
        388   Temple University                                 3.375      11/01/2014        11.99               249
        230   University of Portland                            3.00       04/01/2013        12.95               145
               ---------- RHODE ISLAND --------
        333   Community College of Rhode Island                 3.00       04/01/2018        12.10               189
               ---------- SOUTH CAROLINA --------
        525   Baptist College at Charleston                     3.00       03/01/2014        12.96               319
         45   Benedict College                                  3.00       11/01/2006        12.42                36
        825   College of Charleston                             3.00       07/01/2016        12.02               482
        741   Morris College                                    3.00       11/01/2013        12.42               461
               ---------- SOUTH DAKOTA --------
         54   Black Hills State College                         3.00       10/01/2005        11.76                46
         57   Black Hills State College                         3.00       10/01/2007        11.77                45
      1,225   South Dakota State University                     3.00       04/01/2016        12.31               729
        708   University of South Dakota                        3.625      10/01/2013        11.74               470
               ---------- TENNESSEE --------
        135   Bryan College                                     3.00       02/01/2010        12.68                95
        464   Vanderbilt University                             3.00       08/01/2005        10.69               398
        501   Vanderbilt University                             3.00       06/30/2009        10.39               386
               ---------- TEXAS --------
        482   Jarvis Christian College                          3.00       04/01/2019        12.96               252
        167   Laredo Junior College                             3.00       08/01/2009        11.82               121
        161   St. Edward's University                           3.625      04/01/2013        12.80               106
        175   Texas College                                     3.00       04/01/2007        13.09               139
        558   Texas Tech University                             3.625      03/01/2013        10.80               395
      3,820   Texas Tech University                          3.375-3.50    03/01/2012        10.83             2,761
               ---------- VERMONT --------
         66   Champlain College                                 3.00       10/01/2010        12.66                47
      1,123   Middlebury College                                3.00       04/01/2018        12.87               644
        130   St. Michael's College                             3.00       04/01/2008        13.06               103
      2,439   University of Vermont                             3.00       10/01/2019        12.19             1,305


         The accompanying notes are an integral part of this schedule.        25

                 COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

                             SCHEDULE OF INVESTMENTS

                                November 30, 2002

                          (Dollar Amounts in Thousands)

                                   (continued)

Outstanding                                                    Stated                      Internal       Amortized
 Principal                                                    Interest      Maturity       Rate of       Cost (Notes
  Balance                  Description                         Rate %         Date       Return % (B)      1 and 2)
-----------   ------------------------------------           ----------    ----------    ------------    ------------
               ---------- VIRGINIA --------
     $1,655   Old Dominion University                           3.00       06/01/2013        11.70            $1,052
               ---------- WASHINGTON --------
        100   Western Washington University                     3.00       10/01/2007        11.16                80
               ---------- VIRGIN ISLANDS --------
        191   College of the Virgin Islands                     3.00       10/01/2004        11.83               168
-----------                                                                                                ---------
     57,936   Total College and University Loans                                                              36,232
-----------                                                                                                ---------

              Allowance for Loan Losses                                                                          960
                                                                                                           ---------

              Net Loans of the Trust                                                                          35,272 (C)
                                                                                                           ---------

              INVESTMENT AGREEMENTS (30.0%)

      2,600   FNMA #787 Liquidity Fund                          8.00       12/01/2014         8.00             2,600
     12,552   FNMA #786 Revenue Fund                            5.00       12/01/2014         5.00            12,552
-----------                                                                                                ---------
     15,152   Total Investment Agreements                                                                     15,152
-----------                                                                                                ---------
    $73,088   Total Investments (100.0%)                                                                     $50,424
===========                                                                                                =========

(A) This institution has been placed on nonaccrual status as more fully described in Notes 2(e) and 6.

(B) Represents the rate of return based on the contributed cost and the amortization to maturity.

(C)   The tax basis in the Loans is approximately $36,232,000.


         The accompanying notes are an integral part of this schedule.        26